SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported) August 22, 2000





                               SIMTEK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Colorado                          0-19027                    84-1057605
--------------------------------------------------------------------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)



                      1465 Kelly Johnson Boulevard
                       Colorado Springs, Colorado               80920
                ----------------------------------------       --------
                (Address of principal executive offices)       Zip Code


Registrant's telephone, including area code:  (719) 531-9444

                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Item 5: Other Information:

     (1) The press release announcing financial results for the second quarter of 1999, dated August 13, 2000 was released by the Registrant:


[SIMTEK LOGO]

                       SIMTEK ANNOUNCES FINANCIAL RESULTS
                         FOR THE SECOND QUARTER OF 2000

     COLORADO SPRINGS, Colorado - August 13, 2000 -- Simtek Corporation, provider of high performance nonvolatile memory and logic integrated circuits , announced financial results for the second quarter and first half ending June 30, 2000.

     The Company recorded net product sales of $3,208,657 for the second quarter of 2000 and $5,932,467 for the six months ended June 30, 2000, up from $2,135,723 recorded for the second quarter 1999 and $3,620,227 for the six months ended June 30, 1999. Net income was $337,109 for the quarter and $674,561 for the six months ended June 30, 2000, up from $26,424 for the second quarter 1999 and a loss of $76,563 for the six months ended June 30, 1999.

     During this reporting period Simtek acquired Integrated Logic Systems, Inc. in a stock exchange which resulted in approximately $72,000 of one-time expenses for legal, auditing and facilities expansion related directly to the acquisition. These financial summaries include these expenses and the combination of Simtek and ILSI results for 1999 and year-to-date 2000.

     New orders booked during the second quarter scheduled for shipment over a six month period totaled approximately $4.9million, demonstrating continued strong forward-looking demand for Simtek products. Overall industry demand for many semiconductor and related products remains very strong, with shortages for some products reported by various manufacturers.

     "Simtek remains on pace for strong growth through product and customer-base expansion during this time of industry strength," stated Douglas Mitchell, Simtek's president and CEO. "With our increasing market presence I am especially excited about Simtek's ability to penetrate high growth application segments with both our memory and logic products as we fully integrate the ILSI technology into our sales and operations infrastructure. Already we are uncovering customer applications that were not previously available to either company individually. As we move forward these technology synergies will accelerate our opportunities for growth."

Financial Results
-----------------

                                                             Three Months Ended June 30,              Six Months Ended June 30,
                                                             ---------------------------              -------------------------
                                                                2000             1999                   2000            1999
                                                                ----             ----                   ----            ----
NET SALES..................................................  $3,208,657        $2,135,723            $5,932,467      $3,620,227

     Cost of  sales........................................   2,026,800         1,330,332             3,611,534       2,223,189
                                                             ------------------------------------------------------------------

GROSS MARGIN...............................................   1,181,857           805,391             2,320,933       1,397,038

OPERATING EXPENSES:
     Design, research and development......................     367,251           379,308               770,556         749,981
     Administrative........................................     218,009           111,530               357,918         226,517
     Marketing.............................................     280,826           249,568               535,780         450,259
                                                             ------------------------------------------------------------------

         Total Operating Expenses..........................     866,086           740,406             1,664,254       1,426,757

INCOME FROM OPERATIONS.....................................     315,771            64,985               656,679         (29,719)
                                                             ------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income, net..................................      28,430           (13,456)              28,044          (25,400)
     Other income (expense), net...........................      (1,092)          (25,105)               1,438          (21,444)
                                                             ------------------------------------------------------------------

         Total other income (expense)......................      27,338           (38,561)              29,482          (46,844)
                                                             ------------------------------------------------------------------

NET INCOME (LOSS) BEFORE TAXES.............................     343,109            26,424               686,161         (76,563)

     Provision for income taxes............................       6,000                 -                11,600               -
                                                             ------------------------------------------------------------------

NET INCOME (LOSS)..........................................  $  337,109        $   26,424            $  674,561      $  (76,563)
                                                             ==================================================================

BASIC AND DILUTED EPS......................................  $     0.01        $        *            $     0.02      $        *
                                                             ==================================================================

DILUTIVE SHARES OUTSTANDING................................  40,908,996        32,942,730            43,674,882      31,955,226
                                                             ==================================================================

-------------------
*  Less Than $.01 per share

     Simtek Corporation delivers the world's fastest re-programmable nonvolatile semiconductor memories and the industry's most cost-effective FPGA to ASIC conversions. Information on Simtek products can be obtained from its web page: www.simtek.com; email: info@simtek.com; by calling (719) 531-9444; or fax (719) 531-9481. The company is headquartered in Colorado Springs, Colorado, with international sales and marketing channels. Simtek is listed under the symbol SRAM on the OTC Electronic Bulletin Board.

Forward-Looking Statements

     This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements predicting the availability of new products during 2000 and statements by Mr. Mitchell predicting the Company's future growth. Such statements involve risks and uncertainties, and actual results could differ materially from the results anticipated in such forward-looking statements as a result of a number of factors, including, but not limited to, the risk of delays in the availability of new products due to technological, market or financial factors including the availability of necessary working capital, or the other factors described in the Company's most recent Form 10-KSB and Form 10-QSB filed with the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                              SIMTEK CORPORATION


August 22, 2000                              By: /s/Douglas Mitchell
                                                 -------------------------------
                                                  DOUGLAS MITCHELL
                                                  Chief Executive Officer,
                                                  President and Chief Financial
                                                  Officer (acting)